Exhibit 10.27

AMENDMENT NUMBER TWO TO THE

GENUINE PARTS COMPANY

DIRECTORS’ DEFERRED COMPENSATION PLAN

This Amendment to the Genuine Parts Company Directors’ Deferred Compensation Plan is adopted by Genuine Parts Company (the “Company”), effective as of the date set forth herein.

W I T N E S S E T H:

WHEREAS, the Company maintains The Genuine Parts Company Directors’ Deferred Compensation Plan (the “Plan”), and such Plan is currently in effect;

WHEREAS, the Company desires to amend the Plan; and

WHEREAS, pursuant to Section 7.01 of the Plan, the Company has reserved the right to amend the Plan through action of the Treasurer of the Company (i.e., the Plan Administrator);

NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

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Effective on the date signed below, Section 9.04 is deleted in its entirety and replaced as follows:

“9.04	Release. No person shall be required to execute a release of claims as a condition precedent to receiving any payment under the Plan.”

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Except as amended herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Executive Committee has caused this Amendment to the Plan to be executed on the date shown below, but effective as of the date indicated above.

PLAN ADMINISTRATOR

By:
	Name:	Frank Howard
	Title	Treasurer, Genuine Parts Company

Date:	Dec 7 2012

Attest:

By: